20
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ATSG
AIR TRANSPORT SERVICES GROUP

ANNUAL STOCKHOLDERS MEETING

MAY 22, 2024
11:00 A.M.
VIRTUAL

JOE HETE

CHAIRMAN OF THE BOARD OF DIRECTORS &
CHIEF EXECUTIVE OFFICER
ATSG



PRINCIPAL BUSINESS OF THE

2024 ANNUAL MEETING OF STOCKHOLDERS

1. The election of the nine (9) director nominees named in proxy statement
2. To consider and vote on an advisory proposal to ratify the appointment of Deloitte & Touche as the Company's independent registered public accounting firm for 2024
3. To consider and hold an advisory vote on the compensation paid to the Company's named executive officers for 2023
4. A stockholder proposal regarding disclosure of managing climate risk through science-based targets and transition planning



PHYLLIS J. CAMPBELL



JEFFREY A. DOMINICK



RAYMOND E. JOHNS, JR.



LAURA J. PETERSON



RANDY D. RADEMACHER



J. CHRISTOPHER TEETS



JEFFREY J. VORHOLT



PAUL S. WILLIAMS



JOSEPH C. HETE

ATSG BOARD OF DIRECTORS

JOE PAYNE

CHIEF LEGAL OFFICER AND SECRETARY ATSG



PRINCIPAL BUSINESS OF THE

2024 ANNUAL MEETING OF STOCKHOLDERS

1. The election of the nine (9) director nominees named in proxy statement
2. To consider and vote on an advisory proposal to ratify the appointment of Deloitte & Touche as the Company's independent registered public accounting firm for 2024
3. To consider and hold an advisory vote on the compensation paid to the Company's named executive officers for 2023
4. A stockholder proposal regarding disclosure of managing climate risk through science-based targets and transition planning

SAFE HARBOR STATEMENT

Throughout this presentation, Air Transport Services Group, Inc. ("ATSG") makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended (the "Act"). Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve inherent risks and uncertainties. Such statements are provided under the "safe harbor" protection of the Act. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and levels of assets under management, technological developments, economic trends, expected transactions and similar matters. The words "may," "believe," "expect," "anticipate," "target," "goal," "project," "estimate," "guidance," "forecast," "outlook," "will," "continue," "likely," "should," "hope," "seek," "plan," "intend" and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of ATSG's objectives, strategies, plans, goals or targets are also forward-looking statements.

Forward-looking statements are susceptible to a number of risks, uncertainties and other factors. While ATSG believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, ATSG's actual results and experiences could differ materially from the anticipated results or other expectations expressed in its forward-looking statements. A number of important factors could cause ATSG's actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) unplanned changes in the market demand for our assets and services, including the loss of customers or a reduction in the level of services we perform for customers; (ii) our operating airlines' ability to maintain on-time service and control costs; (iii) the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; (iv) fluctuations in ATSG's traded share price and in interest rates, which may result in mark-to-market charges on certain financial instruments; (v) the number, timing, and scheduled routes of our aircraft deployments to customers; (vi) our ability to remain in compliance with key agreements with customers, lenders and government agencies; (vii) the impact of current supply chain constraints both within and outside the United States, which may be more severe or persist longer than we currently expect; (viii) the impact of the current competitive labor market, which could restrict our ability to fill key positions; (ix) changes in general economic and/or industry-specific conditions, including inflation and regulatory changes; and (x) other uncontrollable factors such as geopolitical tensions or conflicts and human health crises. Other factors that could cause ATSG's actual results to differ materially from those indicated by such forward-looking statements are discussed in "Risk Factors" in Item 1A of ATSG's Form 10-K and are contained from time to time in its other filings with the U.S. Securities and Exchange Commission, including its annual reports on Form 10-K and quarterly reports on Form 10-Q.

Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. New risks and uncertainties arise from time to time, and factors that ATSG currently deems immaterial may become material, and it is impossible for ATSG to predict these events or how they may affect it. These forward-looking statements were based only on information, plans and estimates as of the date of this presentation. Except as may be required by applicable law, ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. ATSG does not endorse any projections regarding future performance that may be made by third parties.

This presentation also contains non-GAAP financial measures from continuing operations, including adjusted earnings, adjusted earnings per share, adjusted pretax earnings, adjusted EBITDA, and adjusted free cash flow. Management believes these metrics are useful to investors in assessing ATSG's financial position and results. These non-GAAP measures are not meant to be a substitute for ATSG's GAAP financials. We advise you to refer to the reconciliations to GAAP measures, which are included in the company's 8-K dated 2/27/2024 and accompanying earnings release furnished. The Company does not provide a reconciliation of projected Adjusted EBITDA or Adjusted EPS, as permitted by Item 10(e)(1)(i)(B) of Regulation S-K, because it is unable to predict with reasonable accuracy the value of certain adjustments and as a result, the comparable GAAP measures are unavailable without unreasonable efforts. For example, certain adjustments can be significantly impacted by the re-measurements of financial instruments including stock warrants issued to a customer. The Company's earnings on a GAAP basis, including its earnings per share on a GAAP basis, and the non-GAAP adjustments for gains and losses resulting from the re-measurement of stock warrants, will depend on, among other things, the future prices of ATSG stock, interest rates, and other assumptions which are highly uncertain. As a result, the Company believes such reconciliations of forward-looking information would imply a degree of precision and certainty that could be confusing to investors.

MIKE BERGER



PRESIDENT
ATSG

2023 HIGHLIGHTS

Customer Revenues $2.1B

Up 1% vs. 2022

Strong Adjusted Free Cash Flow*

$435M, trailing twelve months ending Dec 2023

2023 Adjusted EBITDA* $562M

Down 12% vs. 2022


AIR TRANSPORT

GAAP EPS (diluted) from Continuing Operations $0.87

vs. $2.67 in 2022

Adjusted EPS* of $1.46

vs. $2.28 in 2022

2024 Adjusted EBITDA guidance of $516M

2024 Capex Guidance of $410M

*Non-GAAP measure, please see enclosed GAAP reconciliations

QUINT TURNER



CHIEF FINANCIAL OFFICER
ATSG

ANNUAL
FINANCIALS

($ in millions)

REVENUE



$1,452
$1,571
$1,734
$2,045
$2,071
2019
2020
2021
2022
2023

ADJUSTED EBITDA*



$452
$497
$541
$641
$562
2019
2020
2021
2022
2023

ADJUSTED PRE-TAX EARNINGS*



$128
$156
$174
$263
$147
2019
2020
2021
2022
2023

* Non-GAAP measure, see GAAP reconciliation attached. For more information about non-GAAP adjustments, see the company's 8K and accompanying earnings release furnished 2/27/2024.

ANNUAL

ADJUSTED EBITDA* BY REPORTABLE SEGMENT

($ in millions)



$170
$282
$190
$307
$173
$368
$215
$426
$145
$417
2019
2020
2021
2022
2023
CAM
ACMI Services and Other**

* Non-GAAP measure, see GAAP reconciliation attached. For additional information about non-GAAP adjustments, see the company's 8K and accompanying earnings release furnished 2/27/2024.
** ACMI 2020 and 2021 excludes the benefit of $47M and $112M respectively from government grants. Other includes results of non-reportable business segments and reconciling items; see appendix for non-GAAP reconciliation

TRAILING TWELVE MONTH TREND

CAPITAL EXPENDITURES

($ in millions)



TOTAL CAPITAL EXPENDITURES
$599
$710
$718
$732
$793
$187
$412
$205
$505
$208
$510
$200
$532
$219
$574
TTM ENDING
DEC 2022
MAR 2023
JUN 2023
SEP 2023
DEC 2023

SUSTAINING CAPITAL EXPENDITURES	Cost of planned airframe maintenance, engine overhauls, technology, and other property and equipment.
GROWTH CAPITAL EXPENDITURES	Cost of aircraft acquisitions and freighter modifications.

- Twenty-four aircraft in or awaiting conversion on March 31, 2024: thirteen 767-300s, six A321s, and five A330s. Four newly-converted 767s delivered to lease customers in 1Q 2024.
- Projected 2024 Total Capital spend of $410M: $165M for Sustaining and $245M for Growth.

TRAILING TWELVE MONTH TREND

ADJUSTED FREE CASH FLOW*

($ in millions)


OPERATING CASH FLOW (GAAP)
$472
$563
$631
$600
$654
SUSTAINING CAPITAL EXPENDITURES
$187
$205
$208
$200
$219
ADJUSTED FREE CASH FLOW* (NON-GAAP)
$285
$358
$423
$400
$435
TTM ENDING
DEC 2022
MAR 2023
JUN 2023
SEP 2023
DEC 2023

- Growing Adjusted Free Cash Flow, driven by higher operating cash flow, more than offsetting slightly higher sustaining capital expenditures

*Adjusted Free Cash Flow is a Non-GAAP measure and equals Operating Cash Flow less Sustaining Capital Expenditures

CONSERVATIVE LEVERAGE

CAPITAL STRUCTURE

($ in millions)

	Dec 31, 2022	Dec 31, 2023	Mar 31, 2024
Senior Secured Revolver	$620	$730	$685
Unsecured Notes			
Convertible Notes, due 2024	259	54	54
Convertible Notes, due 2029	-	400	400
Unsecured Notes Payable	580	580	580
Total Debt Maturity Values	$1,459	$1,764	$1,719
Leverage Ratio (Bank Agreement)	2.22X	3.19X	3.16X

- **Unused capacity of $404M under senior revolver facility as of Mar 31, 2024**
- **Approximately 9.4 million ATSG shares repurchased since the beginning of 2022**

Revolver is SOFR based, Debt-to EBITDA variable rate 6.68%, expires Oct 2027
Convertible Notes, due Oct 2024, fixed coupon rate of 1.125%
Convertible Notes, due Aug 2029, fixed coupon rate of 3.875%
Unsecured Notes, due Feb 2028, fixed coupon rate of 4.75%

2023

OVERVIEW

- 2023 revenue increase fueled by ten more dry leases of Boeing aircraft plus first three Airbus leases
- ACMI customers assigned three more 767 freighters to be operated by ATSG cargo airlines
- Strong cash generation, with Operating Cash Flow up 39% in 2023
- Feedstock aircraft secured for the seventeen freighters to be converted in 2023
- ATSG remains midsize freighter leasing market leader, with superior customer service record and strong balance sheet



2024

SUSTAINABILITY REPORT

HIGHLIGHTS


ATSG
2023
SUSTAINABILITY REPORT



Operational improvements from 2022 to 2023 resulted in a relative reduction in jet fuel usage by 5.5 million pounds and CO_2 emissions by 18 million pounds.

We continue to invest in more fuel-efficient aircraft that promise to further reduce our relative level of CO_2 emissions.

Implemented a parental leave program for eligible employees. New parents, including in cases of adoption and foster care, are entitled to four weeks of paid leave.



ATSG's Management Sustainability Committee integrates ESG matters into the strategy and operations of the company by regularly engaging with our Board of Directors and its standing committees.



Support for charitable causes exceeded $980,000 during 2023, an increase of more than 15 % over the prior year.



CURRENT

FLEET SUMMARY

- ATSG well-positioned to meet the growing e-commerce demand needs with a strong midsized freighter fleet
- The B767-300 continues to be flagship offering, with 91 currently in service and five more in conversion
- First three A321s added to service in 2023
- Demand remains strong for the A330, with four aircraft currently in conversion
- ATSG airlines currently operate sixteen customer-provided aircraft, with another eleven expected to be added by the end of 2024

ATSG FLEET 3/31/24	
Freighter Fleet	
Currently In Service:	
767-200 Freighter	20
767-300 Freighter	91
A321-200 Freighter	3
Sub-total	*114*
Staging for Lease/In or Awaiting Conversion:	
767-300 Freighter (IC)	5
767-300 Feedstock	8
A321-200 Freighter (IC)	6
A330 Freighter (IC)	4
A330 Feedstock	1
B767 Staging for Lease	4
Sub-total	*28*
	142 *
IC = in conversion	
Passenger Fleet	
777-200 Pax	3
767-300 Pax	9
767-200 Pax	3
757-Combi	4
	19
Total	**161**

* Includes 20 aircraft not owned by ATSG, with 16 provided by customers and four leased from other owners.

2024

OUTLOOK

- Projected Adjusted EBITDA for 2024 to be $516 million based on customer commitments currently under contract
- Full year 2024 Adjusted EPS to be $ 0.55 - $0.80
- Expanded and extended flying agreement with Amazon, including the operation of ten additional Boeing 767 freighters by the end of 2024
- 2024 capital spending $410 million, including $165 million in sustaining capex and $245 million for growth
- Expect to generate positive Free Cash Flow in 2024




Omni Air International

ATSG
AIR TRANSPORT SERVICES GROUP

RESULTS OF BALLOTING



ATSG
AIR TRANSPORT SERVICES GROUP

STOCKHOLDER Q&A


ABX AIR

ATSG
AIR TRANSPORT SERVICES GROUP

CLOSING REMARKS

THANK YOU FOR JOINING US TODAY!



ATSG
AIR TRANSPORT SERVICES GROUP

APPENDIX

SEGMENT ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION

NON-GAAP RECONCILIATION

($ in millions)

	2019			
	CAM	ACMI Services	All Other	Total
Segment Earnings (GAAP)	89	32	(29)	72
Remove: Government grants	-	-	-	-
Add: lease incentive amortization	17	0	-	17
Add: charges for non-consolidated affiliates	-	-	17	17
Add: net loss (gain) on financial instruments	-	-	12	12
Add: debt issuance costs	-	-	-	-
Add: transaction fees	-	-	0	0
Add: settlement charges & other non-service components of retiree benefit costs, net	-	-	9	9
Add: impairment of aircraft and related assets	-	-	-	-
Add: net charges for hangar foam incident	-	-	-	-
Adjusted Pretax Earnings (Non-GAAP)	85	33	10	128
Add: net interest expense	38	25	3	66
Add: Depreciation & amortization	158	96	3	258
Adjusted EBITDA (Non-GAAP)	282	154	16	452

	2020			
	CAM	ACMI Services	All Other	Total
Segment Earnings (GAAP)	77	114	(150)	41
Remove: Government grants	-	(47)	-	(47)
Add: lease incentive amortization	19	2	-	21
Add: charges for non-consolidated affiliates	-	-	14	14
Add: net loss (gain) on financial instruments	-	-	101	101
Add: debt issuance costs	-	-	-	-
Add: transaction fees	-	-	-	-
Add: settlement charges & other non-service components of retiree benefit costs, net	-	-	(12)	(12)
Add: impairment of aircraft and related assets	-	-	39	39
Add: net charges for hangar foam incident	-	-	-	-
Adjusted Pretax Earnings (Non-GAAP)	96	69	(5)	156
Add: net interest expense	39	21	3	63
Add: Depreciation & amortization	172	102	4	278
Adjusted EBITDA (Non-GAAP)	307	191	(2)	497

	2021			
	CAM	ACMI Services	All Other	Total
Segment Earnings (GAAP)	106	159	36	301
Remove: Government grants	-	(112)	-	(112)
Add: lease incentive amortization	20	3	-	23
Add: charges for non-consolidated affiliates	-	-	3	3
Add: net loss (gain) on financial instruments	-	-	(30)	(30)
Add: debt issuance costs	-	-	7	7
Add: transaction fees	-	-	-	-
Add: settlement charges & other non-service components of retiree benefit costs, net	-	-	(18)	(18)
Add: impairment of aircraft and related assets	-	-	-	-
Add: net charges for hangar foam incident	-	-	-	-
Adjusted Pretax Earnings (Non-GAAP)	126	50	(2)	174
Add: net interest expense	38	18	3	59
Add: Depreciation & amortization	204	102	3	308
Adjusted EBITDA (Non-GAAP)	368	170	3	541

SEGMENT ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION

NON-GAAP RECONCILIATION

($ in millions)

	2022				2023			
		ACMI				ACMI		
	CAM	Services	All Other	Total	CAM	Services	All Other	Total
Segment Earnings (GAAP)	143	95	22	260	109	32	(57)	84
Remove: Government grants	-	-	-	-	-	-	-	-
Add: lease incentive amortization	20	3	-	23	16	3	-	19
Add: charges for non-consolidated affiliates	-	-	8	8	-	-	5	5
Add: net loss (gain) on financial instruments	-	-	(9)	(9)	-	-	2	2
Add: debt issuance costs	-	-	-	-	-	-	-	-
Add: transaction fees	-	-	-	-	-	-	-	-
Add: settlement charges & other non-service components of retiree benefit costs, net	-	-	(20)	(20)	-	-	37	37
Add: impairment of aircraft and related assets	-	-	-	-	-	-	-	-
Add: net charges for hangar foam incident	-	0	1	1	-	0	-	0
Adjusted Pretax Earnings (Non-GAAP)	163	98	2	263	125	35	(13)	147
Add: net interest expense	31	14	2	46	48	22	2	72
Add: Depreciation & amortization	232	97	2	331	243	97	3	343
Adjusted EBITDA (Non-GAAP)	426	209	6	641	416	154	(8)	562

ADJUSTED EARNINGS PER SHARE

NON-GAAP RECONCILIATION

($ in millions)

	2022				2023			
	$		$/sh		$		$/sh	
Earnings from Continuing Operations - basic (GAAP)	$	60			$	196		
Gain from warrant revaluation, net tax		(0)				(0)		
Convertible notes interest charges, net of tax		2				3		
Earnings from Continuing Operations - diluted (GAAP)	$	62	$	0.82	$	199	$	2.26
Adjustmetnts, net of tax								
Convertibale notes interest charges, net of tax	$	-		-	$	-		-
Customer incentive amortization		15		0.19		18		0.20
Settlement and non-service component of retirree benefits		29		0.38		(15)		(0.18)
Derivative and warrant revaluation		2		0.02		(7)		(0.08)
Loss from affiliates		4		0.05		6		0.07
Hangar foam incident		0		0.00		1		0.01
Adjusted Earnings and Adjusted Earnings Per Share (non-GAAP)	**$**	**110**	**$**	**1.46**	**$**	**202**	**$**	**2.28**